UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  May 23, 2013

Aly Energy Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	033-92894	75-2440201
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Riverway, Suite 920
Houston, Texas 77056
(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-333-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

In connection with the Company’s previously reported name change, effective as of May 23, 2013 with FINRA and the SEC the trading symbol for the Company’s common stock, which is quoted on the OTC Bulletin Board/OTCQB, changed from “PRFV” to “ALYE.”

A press release announcing the Company’s name change is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

 (d)           Exhibits

Exhibit No.	Description

99.1	Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aly Energy Services, Inc.

Dated: May 23, 2013	By:	/s/ Alya Hidayatallah
Name: Alya Hidayatallah
Title: Chief Financial Officer

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